Equity Financing Transactions of the Daughter Companies	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
12. Equity Financing Transactions
In the second quarter of 2023, Teekay purchased 132,479 of Teekay Tankers Class A common shares through open market purchases for $4.8 million at an average price of $35.95 per share.

In the third quarter of 2022, Teekay Parent sold 0.9 million Class A common shares of Teekay Tankers in open market sales for $22.8 million at an average price of $25.20 per share. The shares sold had previously been purchased in the open market in the first quarter of 2022 and December 2021 for a total cost of $10.0 million as follows: in January and February 2022, Teekay Parent purchased 0.5 million of Teekay Tankers Class A common shares through open market purchases for $5.3 million at an average price of $10.82 per share and in December 2021, Teekay Parent purchased 0.4 million of Teekay Tankers Class A common shares through open market purchases for $4.7 million at an average price of $11.27 per share.

As a result of the share transactions related to Teekay Tankers, the Company recorded decreases to accumulated deficit of $0.5 million, $5.2 million and $5.7 million in 2023, 2022 and 2021, respectively. These amounts represent Teekay's net dilution gains from the Teekay Tankers share transactions.